UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Short Duration Plus Fund

(formerly Scudder Limited-Duration Plus Fund and

formerly Scudder PreservationPlus Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 includes a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Short Duration Plus Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Investment Class	1.34%	3.06%	4.24%	4.65%	5.19%
Class A	1.24%	2.97%	4.07%	4.45%	4.96%
Class C	1.04%	2.34%	3.36%	3.70%	4.19%
Lehman 1-3 Year US Government/Credit Index+	1.11%	2.50%	1.81%	3.63%	4.46%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Investment Class [] DWS Short Duration Plus Fund — Class A [] Lehman 1-3 Year US Government/Credit Index+

Yearly periods ended March 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Investment Class	Growth of $10,000	$10,306	$11,326	$12,552	$14,442
	Average annual total return	3.06%	4.24%	4.65%	5.19%
Class A	Growth of $10,000	$10,014	$10,961	$12,087	$13,826
	Average annual total return	.14%	3.11%	3.86%	4.55%
Class C	Growth of $10,000	$10,234	$11,042	$11,995	$13,481
	Average annual total return	2.34%	3.36%	3.70%	4.19%
Lehman 1-3 Year US Government/Credit Index+	Growth of $10,000	$10,250	$10,552	$11,953	$13,721
	Average annual total return	2.50%	1.81%	3.63%	4.46%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.

+ Lehman 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class C	Investment Class
Net Asset Value: 3/31/06	$ 9.73	$ 9.73	$ 9.74
9/30/05	$ 9.93	$ 9.93	$ 9.93
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .20	$ .17	$ .20
Capital Gains Distributions as of 3/31/06	$ .12	$ .12	$ .12
March Income Dividend	$ .0267	$ .0218	$ .0266
SEC 30-day Yield as of 3/31/06*	4.66%	4.17%	4.79%
Current Annualized Distribution Rate as of 3/31/06*	3.23%	2.64%	3.22%

* The SEC yield is net investment income per share earned over the month ended March 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.15%, 3.51% and 4.33% for Class A, C and Investment Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.72%, 1.98% and 2.76% for Class A, C and Investment Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	224	13
3-Year	5	of	181	3
5-Year	1	of	129	1

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class C	Investment Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,012.40	$ 1,010.40	$ 1,013.40
Expenses Paid per $1,000*	$ 4.31	$ 7.42	$ 4.32
Hypothetical 5% Fund Return	Class A	Class C	Investment Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,020.64	$ 1,017.55	$ 1,020.64
Expenses Paid per $1,000*	$ 4.33	$ 7.44	$ 4.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Investment Class
DWS Short Duration Plus Fund	.86%	1.48%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Bill Chepolis discusses the fund's strategy and the market environment during the six-month period ended March 31, 2006.

Q: How did the DWS Short Duration Plus Fund perform during the semiannual period?

A: The fund's Class A shares produced a total return of 1.24% for the six months ended March 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share class and more complete performance information.) The fund's benchmark, the Lehman 1-3 Year US Government/Credit Index, produced a total return of 1.11% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the six months was 1.07%.2

1 The Lehman 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. For the one-, three- and five-year periods, this category's average was 2.38% (224 funds), 1.81% (181 funds) and 3.03% (129 funds), respectively, as of March 31, 2006. It is not possible to invest directly into a Lipper category.

Q: Will you describe the market environment for the fund over the six-month period?

A: During the period, the biggest underlying trend affecting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the Federal Reserve Board (the Fed). The Fed adjusted the benchmark federal funds rate3 upward four times over the period in 25 basis point (0.25%) increments, from 3.75% to its current 4.75%. Short-term rates followed the fed funds rate higher, while longer term rates rose as well, breaking out of their relatively narrow trading range of the last two years. The net result was that bond prices, which generally move in the opposite direction of interest rates, came under pressure during the period.

3 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

To illustrate, over the course of this six-month period, the two-year Treasury note yield rose 65 basis points to 4.82%, while the 10-year Treasury yield rose 52 basis points to 4.85%. The Treasury yield curve remained quite flat, meaning that the incremental yield provided by longer maturities continues to be modest.

Q: Will you outline the fund's approach to investing in the bond market?

A: We continue to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. In keeping with the fund's objective, we have been targeting a short overall portfolio duration — a standard measure of interest rate sensitivity — to help support the goal of seeking to maintain a high degree of stability of shareholders' capital. In determining a neutral duration stance for the fund, we look at the duration of both the fund's benchmark and peer group. Over the period, the fund's average duration was closely monitored as we sought to carefully manage the fund's interest-rate risk in view of the limited incremental income to be gained from longer maturities and the potential for interest-rate increases. Average duration at the end of the period stood at 1.41 years.

The fund has exposure to a broad range of primarily investment- grade fixed-income sectors. Our allocation continues to favor so-called spread sectors that offer higher yields than US government securities. As of March 31, 2006, the portfolio was allocated 28% to corporate bonds, 22% to asset-backed securities (ABS), 23% to mortgage-backed securities (MBS), 22% to commercial mortgage-backed securities (CMBS), and 3% to US Treasuries. Within the corporate allocation, 5% was allocated to the US high yield sector. (Allocations are subject to change.)

We continue to adjust the fund's relative exposure to different bond market sectors based on our assessment of relative value. We focus strongly on adding value through individual security selection within each fixed-income sector utilized by the fund. In doing so, we rely on the research and analysis generated by investment teams organized to focus on a particular market sector.

Q: What were the fund's principal strategies over the period, and how did they affect performance?

A: During the period, we trimmed exposure to corporate bonds in favor of the ABS and MBS sectors, a move that helped performance as corporates underperformed. In addition, we eliminated our exposure to agency issues, which had reached as high as 10% in November. This position had worked well for the fund, but we anticipated the potential for pressure on prices in this sector as Fannie Mae and Freddie Mac resume a more normal level of market issuance in the wake of resolving their management and accounting issues.

Our modest high-yield exposure continued to help the fund's performance. A leading example is our holdings of Ford and GM debt. We had sold both out of the fund last year before they were downgraded to junk status by the rating agencies, and we subsequently repurchased them at attractive prices. Both issues have provided a high level of income and helped the fund's returns.

We maintained a high average quality throughout the period, and the average credit quality of investments in the fund was AA at the end of the semiannual period. In particular, we maintained an upward bias with respect to the quality of holdings within the corporate, ABS and CMBS sectors. In retrospect, we were a little early in making this move, as the already very narrow quality spreads continued to tighten over the period. However, we believe we are well-positioned for the time when credit spreads revert to their historical norms.

Finally, as part of our overall approach, we continue to seek to enhance total returns by employing our Global Asset Allocation (GAA) overlay strategy. The GAA strategy seeks to identify the relative value to be found among global bond, cash and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the six-month period ended March 31, 2006, the GAA strategy continued to work well for the fund, contributing approximately 0.35% to returns. (There is no assurance that strategies discussed will be profitable.)

Q: What is your outlook for the fixed-income environment and the fund?

A: The signals are currently somewhat mixed with respect to growth and inflation, and the new Fed chairman Ben Bernanke has indicated that the direction of short-term interest rates going forward will depend on the economic data. Growth for the first quarter of 2006 was unexpectedly strong, but it was given a boost by the unseasonably warm weather. While job creation has generally been moderate, the unemployment rate was only 4.7% for March, indicating that there is not a lot of slack in the labor market. Despite reasonably strong employment and high commodity prices, the recent inflation numbers have been encouraging, with moving averages for both the producer and consumer gauges moderating from six months ago. Finally, foreign demand has helped to keep US interest rates low and also helped to moderate inflation by supporting the dollar. However, there is concern over whether the current levels of support from abroad will continue.

On balance, we expect one or two additional increases in short-term rates from the Fed and anticipate maintaining a cautious approach to managing the fund's exposure to interest-rate risk. We will continue to watch closely to see if high energy and other commodity prices take a meaningful toll on the consumer's confidence and willingness to spend. This has the potential to slow the economy and under some scenarios could cause the Fed to reverse course and begin easing earlier than would otherwise be the case.

In addition, while we continue to emphasize sectors that provide a yield advantage vs. US Treasuries, at this time we expect to maintain our relatively high-quality profile within these allocations given credit spreads that are narrow by historical standards. We will continue to monitor economic conditions as we seek to provide a high level of current income and relative stability of principal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	3/31/06	9/30/05

Corporate Bonds	28%	35%
Commercial and Non-Agency Mortgage Backed Securities	25%	21%
Asset Backed	22%	17%
Collateralized Mortgage Obligations	17%	14%
US Treasury Obligations	3%	5%
Cash Equivalents	3%	3%
Government National Mortgage Association	1%	—
Foreign Bonds — US$ Denominated	1%	1%
US Government Sponsored Agencies	—	4%
	100%	100%
Quality	3/31/06	9/30/05

US Government & Treasury Obligations	21%	23%
AAA	45%	35%
AA	6%	9%
A	14%	17%
BBB	5%	7%
BB	3%	2%
B	1%	1%
Not Rated	5%	6%
	100%	100%

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/06	9/30/05

Under 1 year	11%	6%
1 - 2.99 years	65%	78%
3 - 4.99 years	19%	13%
5 - 9.99 years	4%	2%
10 - 15 years	1%	1%
	100%	100%

Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 27.5%
Consumer Discretionary 1.4%
155 East Tropicana LLC, 8.75%, 4/1/2012	55,000	54,313
AMC Entertainment, Inc., 8.0%, 3/1/2014	74,000	66,045
AutoNation, Inc., 9.0%, 8/1/2008	77,000	83,160
Aztar Corp., 7.875%, 6/15/2014	94,000	101,755
Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014	30,000	28,860
Cablevision Systems Corp., Series B, 8.716%*, 4/1/2009	29,000	30,414
Caesars Entertainment, Inc., 8.875%, 9/15/2008	49,000	52,430
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	40,000	31,200
CSC Holdings, Inc.:
7.25%, 7/15/2008	48,000	48,480
7.875%, 12/15/2007	104,000	106,080
DaimlerChrysler NA Holding Corp., 4.125%, 3/7/2007	2,500,000	2,472,792
Dex Media East LLC/Financial, 12.125%, 11/15/2012	228,000	260,490
EchoStar DBS Corp.:
6.625%, 10/1/2014	44,000	42,515
144A, 7.125%, 2/1/2016	50,000	49,188
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	74,200
Ford Motor Co., 7.45%, 7/16/2031	11,000	8,168
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	145,000	145,000
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	115,000	128,512
Gregg Appliances, Inc., 9.0%, 2/1/2013	25,000	23,188
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	60,000	59,550
Hertz Corp., 144A, 8.875%, 1/1/2014	75,000	77,812
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	166,000	175,960
Lear Corp.:
Series B, 5.75%, 8/1/2014	45,000	36,450
Series B, 8.11%, 5/15/2009	75,000	69,750
Liberty Media Corp.:
5.7%, 5/15/2013	40,000	37,196
8.25%, 2/1/2030	45,000	43,485
8.5%, 7/15/2029	35,000	34,394
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	40,000	42,100
Mediacom Broadband LLC, 8.5%, 10/15/2015	30,000	28,800
Mediacom LLC, 9.5%, 1/15/2013	15,000	14,850
MGM MIRAGE:
8.375%, 2/1/2011	67,000	70,685
9.75%, 6/1/2007	75,000	78,094
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	61,000	64,889
NCL Corp., 10.625%, 7/15/2014	35,000	36,225
Petro Stopping Centers, 9.0%, 2/15/2012	33,000	33,165
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	75,000	71,625
PRIMEDIA, Inc.:
8.875%, 5/15/2011	38,000	37,050
10.124%*, 5/15/2010	80,000	81,200
Renaissance Media Group LLC, 10.0%, 4/15/2008	38,000	38,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	128,000	140,480
Rexnord Corp., 10.125%, 12/15/2012	20,000	21,950
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	149,000	156,636
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	50,000	50,000
Time Warner, Inc., 6.15%, 5/1/2007	2,500,000	2,518,740
TRW Automotive, Inc., 11.0%, 2/15/2013	134,000	149,745
United Auto Group, Inc., 9.625%, 3/15/2012	97,000	102,699
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	47,000	49,174
		8,127,494
Consumer Staples 1.6%
Alliance One International, Inc., 11.0%, 5/15/2012	39,000	37,440
Altria Group, Inc., 7.2%, 2/1/2007	4,000,000	4,040,264
Birds Eye Foods, Inc., 11.875%, 11/1/2008	58,000	59,160
Delhaize America, Inc.:
8.05%, 4/15/2027	45,000	46,379
9.0%, 4/15/2031	120,000	138,802
Kraft Foods, Inc., 4.0%, 10/1/2008	2,500,000	2,418,360
Safeway, Inc., 4.8%, 7/16/2007	2,500,000	2,478,080
Swift & Co.:
10.125%, 10/1/2009	38,000	39,520
12.5%, 1/1/2010	12,000	12,090
Viskase Co., Inc., 11.5%, 6/15/2011	155,000	161,975
		9,432,070
Energy 0.8%
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	70,000	72,800
Chesapeake Energy Corp.:
6.25%, 1/15/2018	40,000	39,100
144A, 6.5%, 8/15/2017	40,000	39,500
6.875%, 1/15/2016	80,000	80,600
7.75%, 1/15/2015	40,000	41,800
Dynegy Holdings, Inc.:
144A, 8.375%, 5/1/2016	75,000	74,625
144A, 9.875%, 7/15/2010	140,000	153,976
144A, 10.125%, 7/15/2013	50,000	57,285
Edison Mission Energy, 7.73%, 6/15/2009	225,000	230,625
El Paso Production Holding Corp., 7.75%, 6/1/2013	73,000	75,646
Frontier Oil Corp., 6.625%, 10/1/2011	90,000	89,775
Marathon Oil Corp., 5.375%, 6/1/2007	1,000,000	1,000,518
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	110,000	110,000
Southern Natural Gas, 8.875%, 3/15/2010	109,000	115,949
Stone Energy Corp.:
6.75%, 12/15/2014	155,000	144,925
8.25%, 12/15/2011	35,000	35,175
Valero Energy Corp., 6.125%, 4/15/2007	2,000,000	2,015,146
Williams Companies, Inc.:
8.125%, 3/15/2012	173,000	185,759
8.75%, 3/15/2032	74,000	86,580
		4,649,784
Financials 19.9%
American General Finance Corp.:
2.75%, 6/15/2008	1,500,000	1,417,032
Series H, 4.5%, 11/15/2007	5,000,000	4,944,960
AmeriCredit Corp., 9.25%, 5/1/2009	29,000	30,341
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	80,000	74,000
Bank of New York, Series CD, 5.05%, 3/3/2009	4,000,000	3,968,348
Bank One National Association, 3.7%, 1/15/2008	5,000,000	4,868,615
Bear Stearns Companies, Inc., 2.875%, 7/2/2008	5,000,000	4,744,590
Boeing Capital Corp., 4.75%, 8/25/2008	4,000,000	3,957,024
Capital One Bank, 4.25%, 12/1/2008	2,000,000	1,945,320
Caterpillar Financial Services Corp., Series F, 3.8%, 2/8/2008	2,000,000	1,946,386
CIT Group, Inc.:
4.75%, 8/15/2008	2,000,000	1,973,914
5.5%, 11/30/2007	4,000,000	4,010,524
Citigroup, Inc., 3.5%, 2/1/2008	7,500,000	7,274,640
E*TRADE Financial Corp.:
7.375%, 9/15/2013	50,000	51,000
7.875%, 12/1/2015	40,000	42,200
8.0%, 6/15/2011	28,000	29,085
EOP Operating LP, 7.75%, 11/15/2007	1,350,000	1,395,526
FleetBoston Financial Corp., 6.375%, 5/15/2008	2,500,000	2,552,092
Ford Motor Credit Co.:
6.5%, 1/25/2007	6,500,000	6,475,118
7.25%, 10/25/2011	234,000	213,228
7.375%, 10/28/2009	285,000	267,938
General Electric Capital Corp.:
3.5%, 5/1/2008	3,500,000	3,381,682
Series A, 3.6%, 10/15/2008	5,000,000	4,798,225
General Motors Acceptance Corp.:
4.5%, 7/15/2006	5,500,000	5,452,799
6.875%, 9/15/2011	373,000	347,665
8.0%, 11/1/2031	205,000	193,746
H&E Equipment/Finance, 11.125%, 6/15/2012	94,000	104,105
HSBC Finance Corp., 4.125%, 12/15/2008	5,500,000	5,332,514
John Deere Capital Corp., Series D, 4.375%, 3/14/2008	5,000,000	4,911,475
JPMorgan Chase & Co., Inc., Series A, 6.0%, 1/15/2009	5,000,000	5,074,655
Lehman Brothers Holdings, Inc., 7.0%, 2/1/2008	5,000,000	5,143,115
Marshall & Ilsley Bank, 4.5%, 8/25/2008	3,000,000	2,950,857
MBNA Corp., 4.625%, 9/15/2008	4,390,000	4,324,427
Merrill Lynch & Co., Inc., Series C, 4.831%, 10/27/2008	4,000,000	3,960,984
Poster Financial Group, Inc., 8.75%, 12/1/2011	101,000	106,303
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	106,000	117,528
Textron Financial Corp., Series E, 4.125%, 3/3/2008	2,000,000	1,956,942
The Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,500,000	3,373,310
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	82,000	61,500
Triad Acquisition, Series B, 11.125%, 5/1/2013	42,000	41,580
Universal City Development, 11.75%, 4/1/2010	115,000	126,788
US Bank NA:
4.4%, 8/15/2008	2,500,000	2,454,300
6.5%, 2/1/2008	4,000,000	4,090,792
Verizon Global Funding Corp., 4.0%, 1/15/2008	2,000,000	1,952,478
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,927,344
		116,366,995
Health Care 0.7%
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	132,000	132,330
Wyeth, 4.375%, 3/1/2008	4,000,000	3,926,400
		4,058,730
Industrials 0.3%
Allied Security Escrow Corp., 11.375%, 7/15/2011	54,000	51,300
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	120,000	129,450
Beazer Homes USA, Inc., 8.375%, 4/15/2012	53,000	55,054
Browning-Ferris Industries:
7.4%, 9/15/2035	110,000	102,300
9.25%, 5/1/2021	66,000	68,805
Case New Holland, Inc., 9.25%, 8/1/2011	115,000	122,762
Cenveo Corp., 7.875%, 12/1/2013	59,000	57,673
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	59,000	55,755
Columbus McKinnon Corp., 10.0%, 8/1/2010	57,000	62,700
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	95,000	96,900
144A, 11.44%*, 7/1/2012	45,000	45,900
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	90,000	81,583
8.875%, 4/1/2012	104,000	108,680
Kansas City Southern, 9.5%, 10/1/2008	148,000	157,990
Millennium America, Inc., 9.25%, 6/15/2008	113,000	114,836
Ship Finance International Ltd., 8.5%, 12/15/2013	77,000	72,380
Technical Olympic USA, Inc., 7.5%, 1/15/2015	50,000	43,125
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	66,000	71,692
United Rentals North America, Inc., 7.0%, 2/15/2014	10,000	9,625
Xerox Capital Trust I, 8.0%, 2/1/2027	42,000	43,470
Xerox Corp., 6.4%, 3/15/2016	50,000	49,625
		1,601,605
Information Technology 0.1%
Activant Solutions, Inc.:
10.5%, 6/15/2011	71,000	78,632
144A, 10.53%*, 4/1/2010	37,000	37,740
Advanced Micro Devices, Inc., 7.75%, 11/1/2012	30,000	31,388
L-3 Communications Corp.:
5.875%, 1/15/2015	65,000	61,912
Series B, 6.375%, 10/15/2015	35,000	34,475
Lucent Technologies, Inc., 6.45%, 3/15/2029	163,000	147,107
Sanmina-SCI Corp., 8.125%, 3/1/2016	105,000	106,050
UGS Corp., 10.0%, 6/1/2012	85,000	93,500
Unisys Corp., 7.875%, 4/1/2008	50,000	49,938
		640,742
Materials 0.9%
ARCO Chemical Co., 9.8%, 2/1/2020	185,000	201,650
Caraustar Industries, Inc., 9.875%, 4/1/2011	52,000	54,665
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	35,000	28,350
Dayton Superior Corp., 10.75%, 9/15/2008	36,000	36,675
Dow Chemical Co., 5.0%, 11/15/2007	2,500,000	2,487,377
Equistar Chemical Funding, 10.625%, 5/1/2011	50,000	54,125
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	85,000	86,913
GEO Specialty Chemicals, Inc., 13.03%*, 12/31/2009	148,000	128,760
Georgia-Pacific Corp., 8.0%, 1/15/2024	43,000	43,376
Greif, Inc., 8.875%, 8/1/2012	25,000	26,625
Hexcel Corp., 6.75%, 2/1/2015	50,000	49,500
Huntsman LLC, 11.625%, 10/15/2010	99,000	112,117
IMC Global, Inc., 10.875%, 8/1/2013	147,000	168,315
International Steel Group, Inc., 6.5%, 4/15/2014	55,000	54,725
Massey Energy Co.:
6.625%, 11/15/2010	75,000	76,313
144A, 6.875%, 12/15/2013	40,000	39,200
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	65,000	52,975
Neenah Foundry Co., 144A, 11.0%, 9/30/2010	146,000	162,060
Omnova Solutions, Inc., 11.25%, 6/1/2010	130,000	137,475
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	50,000	53,000
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
Praxair, Inc., 6.5%, 3/1/2008	1,000,000	1,020,006
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	44,000	48,290
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	49,000	43,855
United States Steel Corp., 9.75%, 5/15/2010	94,000	101,520
		5,267,873
Telecommunication Services 0.1%
American Cellular Corp., Series B, 10.0%, 8/1/2011	30,000	32,550
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	96,000	98,640
8.375%, 1/15/2014	75,000	76,219
Insight Midwest LP, 9.75%, 10/1/2009	56,000	57,680
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	220,000	230,722
Nextel Partners, Inc., 8.125%, 7/1/2011	67,000	70,852
Qwest Corp., 7.25%, 9/15/2025	81,000	83,025
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	53,000	50,615
Securus Technologies, Inc., 11.0%, 9/1/2011	27,000	23,220
		723,523
Utilities 1.7%
AES Corp., 144A, 8.75%, 5/15/2013	190,000	205,200
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	171,000	187,459
CMS Energy Corp., 8.5%, 4/15/2011	131,000	141,480
DPL, Inc., 6.875%, 9/1/2011	49,000	51,097
Mirant North America LLC, 144A, 7.375%, 12/31/2013	45,000	45,900
Mission Energy Holding Co., 13.5%, 7/15/2008	58,000	66,555
NorthWestern Corp., 5.875%, 11/1/2014	56,000	55,158
NRG Energy, Inc.:
7.25%, 2/1/2014	85,000	86,381
7.375%, 2/1/2016	140,000	142,975
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	187,000	207,103
Public Service Co. of Colorado, Series 14, 4.375%, 10/1/2008	3,500,000	3,425,013
Sempra Energy, 4.621%, 5/17/2007	4,000,000	3,964,404
Wisconsin Electric Power Co., 3.5%, 12/1/2007	1,000,000	970,303
		9,549,028
Total Corporate Bonds (Cost $162,814,951)		160,417,844

Foreign Bonds — US$ Denominated 0.5%
Consumer Discretionary 0.0%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	140,000	152,425
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	85,000	90,737
Shaw Communications, Inc., 8.25%, 4/11/2010	42,000	44,625
		287,787
Energy 0.0%
Secunda International Ltd., 12.6%*, 9/1/2012	34,000	36,380
Financials 0.3%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	100,000	117,000
Doral Financial Corp., 5.431%*, 7/20/2007	120,000	113,431
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008	1,500,000	1,404,984
		1,635,415
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	98,000	99,960
Industrials 0.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	60,000	66,000
10.25%, 6/15/2007	178,000	186,010
12.5%, 6/15/2012	56,000	62,720
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	100,000	116,750
Stena AB, 9.625%, 12/1/2012	55,000	59,950
		491,430
Materials 0.1%
Cascades, Inc., 7.25%, 2/15/2013	107,000	100,580
ISPAT Inland ULC, 9.75%, 4/1/2014	103,000	116,519
Novelis, Inc., 144A, 7.25%, 2/15/2015	105,000	100,800
		317,899
Sovereign Bonds 0.0%
United Mexican States, 5.625%, 1/15/2017	66,000	63,921
Telecommunication Services 0.0%
Intelsat Subsidiary Holding Co., Ltd., 9.614%*, 1/15/2012	48,000	48,780
Millicom International Cellular SA, 10.0%, 12/1/2013	35,000	38,763
Stratos Global Corp., 144A, 9.875%, 2/15/2013	60,000	59,400
		146,943
Total Foreign Bonds — US$ Denominated (Cost $3,110,186)		3,079,735

Asset Backed 21.8%
Automobile Receivables 7.7%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2005-AX, 3.93%, 10/6/2011	9,290,000	9,071,486
"A3", Series 2005-BM, 4.05%, 2/6/2010	7,372,000	7,250,719
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,841,000	1,827,637
Franklin Auto Trust, "A4", Series 2002-1, 4.51%, 2/22/2010	2,190,379	2,183,259
Hertz Vehicle Financing LLC, "A3", Series 2004-1A, 144A, 2.85%, 5/25/2009	10,000,000	9,562,962
Nissan Auto Receivables Owner Trust:
"A4", Series 2005-A, 3.82%, 7/15/2010	6,734,000	6,548,498
"A4", Series 2006-A, 4.77%, 7/15/2011	2,011,000	1,985,053
Triad Auto Receivables Owner Trust, "A4", Series 2006-A, 4.88%, 4/12/2013	6,030,000	5,948,412
Union Acceptance Corp., "A4", Series 2002-A, 4.59%, 7/8/2008	663,940	663,731
		45,041,757
Credit Card Receivables 4.0%
Capital One Multi-Asset Execution Trust:
"A4", Series 2003-A4, 3.65%, 7/15/2011	4,160,000	4,014,248
"B1", Series 2003-B1, 5.919%*, 2/17/2009	2,900,000	2,901,066
Citibank Credit Card Issuance Trust, "A2", Series 2006-A2, 4.85%, 2/10/2011	6,500,000	6,491,875
First USA Credit Card Master Trust, "C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	1,011,820
MBNA Credit Card Master Note Trust:
"A1", Series 2003-A1, 3.3%, 7/15/2010	1,845,000	1,783,467
"A1", Series 2006-A1, 4.9%, 7/15/2011	1,558,000	1,556,372
"B1", Series 2002-B1, 5.15%, 7/15/2009	700,000	698,710
Providian Gateway Master Trust, "D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,501,313
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	3,110,000	3,110,000
		23,068,871
Home Equity Loans 4.7%
Ameriquest Mortgage Securities, Inc.:
"AF3", Series 2003-6, 4.258%, 8/25/2033	365,601	363,747
"A6", Series 2003-5, 4.541%, 4/25/2033	1,980,000	1,911,279
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,500,000	2,484,622
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,854,721
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	325,354	324,377
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.09%, 4/25/2033	10,670,000	10,474,378
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,400,000	1,391,892
Residential Asset Mortgage Products, Inc., "A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,140,460
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	2,127,000	2,127,000
		27,072,476
Manufactured Housing Receivables 2.1%
Green Tree Financial Corp., "A5", Series 1994-1, 7.65%, 4/15/2019	1,996,111	2,066,331
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	3,053,581	3,095,348
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	6,300,000	6,286,261
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	930,000	924,302
		12,372,242
Miscellaneous 1.9%
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	6,484,000	6,167,513
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	5,000,000	5,021,481
		11,188,994
Utilities 1.4%
PG&E Energy Recovery Funding LLC, "A2", Series 2005-1, 3.87%, 6/25/2011	8,500,000	8,303,351
Total Asset Backed (Cost $128,883,431)		127,047,691

Commercial and Non-Agency Mortgage-Backed Securities 25.2%
Amresco Commercial Mortgage Funding, "B", Series 1997-C1, 7.24%, 6/17/2029	590,965	589,306
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2002-TOP8, 144A, Interest Only, 2.103%***, 8/15/2038	18,880,719	1,340,484
"A1", Series 2000-WF2, 7.11%, 10/15/2032	377,978	386,371
"A1", Series 2000-WF1, 7.64%, 2/15/2032	33,747	34,726
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	2,389,860	2,432,542
Citigroup Commercial Mortgage Trust, "XP", Series 2004-C2, 144A, Interest Only, 0.98%***, 10/15/2041	191,187,429	7,527,680
Commercial Mortgage Acceptance Corp., "A2", Series 1998-C2, 6.03%, 9/15/2030	4,283,376	4,324,371
CS First Boston Mortgage Securities Corp., "A3", Series 2001-CF2, 6.238%, 2/15/2034	1,673,235	1,690,542
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	3,693,912	3,751,258
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	13,488,257	13,723,115
First Horizon Alternative Mortgage Securities, "A5", Series 2005-FA9, 5.5%, 12/25/2035	9,416,754	9,307,386
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	177,379	178,962
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	6,343,466	6,427,043
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	7,550,283	7,692,380
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	5,454,903	5,533,279
Greenwich Capital Commercial Funding Corp., "XP", Series 2005-GG3, 144A, Interest Only, 0.982%***, 8/10/2042	260,000,000	8,082,438
JPMorgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	630,518	638,434
LB Commercial Conduit Mortgage Trust:
"A1", Series 1999-C1, 6.41%, 6/15/2031	638,362	638,497
"A3", Series 1998-C1, 6.48%, 2/18/2030	7,919,276	8,028,794
LB-UBS Commercial Conduit Mortgage Trust, "A1", Series 2000-C3, 7.95%, 5/15/2015	1,472,042	1,496,070
LB-UBS Commercial Mortgage Trust, "XCP", Series 2004-C8, 144A, Interest Only, 0.816%***, 12/15/2039	363,245,839	10,982,629
Merrill Lynch Mortgage Investors, Inc., "A3", Series 1996-C2, 6.96%, 11/21/2028	477,778	477,710
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	2,000,000	1,954,339
"A2", Series 1998-HF2, 6.48%, 11/15/2030	8,143,913	8,304,978
"A2", Series 1998-WF2, 6.54%, 7/15/2030	5,386,838	5,490,587
"A2", Series 1998-WF1, 6.55%, 3/15/2030	5,869,667	5,947,977
"A2", Series 1999-CAM1, 6.76%, 3/15/2032	190,280	191,312
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	6,388,401	6,493,021
Residential Funding Mortgage Security I, "A5", Series 2005-S9, 5.75%, 12/25/2035	11,543,000	11,459,132
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.299%***, 3/15/2042	438,471,907	5,926,605
Washington Mutual Alternative Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	6,316,477	6,271,265
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $155,606,740)		147,323,233

Collateralized Mortgage Obligations 16.7%
Federal Home Loan Mortgage Corp.:
"BC", Series 2903, 4.5%, 1/15/2018	20,000,000	19,682,751
"AK", Series 2903, 5.0%, 6/15/2021	14,590,000	14,478,774
"CQ", Series 2434, 6.5%, 8/15/2023	10,114,406	10,227,777
Federal National Mortgage Association:
"BC", Series 2005-14, 4.5%, 10/25/2017	16,700,000	16,337,311
"PB", Series 2003-7, 4.5%, 11/25/2022	5,993,161	5,952,311
"PF", Series 2005-25, 5.168%*, 4/25/2035	19,128,967	18,934,068
Government National Mortgage Association, "AB", Series 2004-18, 4.5%, 12/16/2028	12,498,502	12,108,174
Total Collateralized Mortgage Obligations (Cost $100,077,930)		97,721,166

Government National Mortgage Association 0.9%
Government National Mortgage Association, 6.0%, 1/15/2021 (Cost $5,041,626)	4,905,946	4,999,943

US Treasury Obligations 3.4%
US Treasury Bill, 4.24%** 4/20/2006 (a)	4,535,000	4,524,852
US Treasury Bonds:
5.375%, 2/15/2031	65,000	68,423
6.25%, 8/15/2023	15,000	17,012
US Treasury Notes:
4.5%, 2/15/2009	8,000,000	7,930,624
4.625%, 2/29/2008	7,500,000	7,469,827
Total US Treasury Obligations (Cost $20,008,465)		20,010,738
	Shares	Value ($)

Cash Equivalents 3.0%
Cash Management QP Trust, 4.64% (b) (Cost $17,651,204)	17,651,204	17,651,204
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $593,194,533)+	99.0	578,251,554
Other Assets and Liabilities, Net	1.0	5,921,362
Net Assets	100.0	584,172,916

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of March 31, 2006.

+ The cost for federal income tax purposes was $593,207,528. At March 31, 2006, net unrealized depreciation for all securities based on tax cost was $14,955,974. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $447,838 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,403,812.

(a) At March 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in kind.

At March 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canada Government Bond	6/21/2006	282	27,295,839	26,976,958	(318,881)
10 Year Japan Government Bond	6/9/2006	39	44,623,956	44,222,090	(401,866)
10 Year Republic of Germany Bond	6/8/2006	442	63,468,488	62,760,642	(707,846)
Total net unrealized depreciation on open futures contracts					(1,428,593)

At March 31, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australia Bond	6/15/2006	278	20,853,812	20,784,170	69,642
10 Year US Treasury Note	6/21/2006	551	59,536,622	58,621,234	915,388
2 Year US Treasury Note	6/30/2006	6	1,224,544	1,223,156	1,388
5 Year US Treasury Note	6/30/2006	583	61,121,946	60,887,062	234,884
UK Treasury Bond	6/28/2006	274	54,225,667	53,150,686	1,074,981
Total net unrealized appreciation on open futures contracts					2,296,283

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Portfolio's total exposure in such contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $575,543,329)	$ 560,600,350
Investment in Cash Management QP Trust (cost $17,651,204)	17,651,204
Total investments in securities, at value (cost $593,194,533)	578,251,554
Cash	29,996
Foreign currency, at value (cost $149)	147
Receivable for investments sold	23,023,239
Receivable for Fund shares sold	357,193
Receivable for variation margin on open futures contracts	1,030,666
Interest receivable	4,148,231
Unrealized appreciation on forward foreign currency exchange contracts	466,510
Other assets	70,394
Total assets	607,377,930
Liabilities
Payable for investments purchased	18,735,582
Dividends payable	194,504
Payable for Fund shares redeemed	2,338,738
Net payable on closed forward foreign currency exchange contracts	16,887
Unrealized depreciation on forward foreign currency exchange contracts	1,247,475
Accrued investment advisory fee	363,466
Other accrued expenses and payables	308,362
Total liabilities	23,205,014
Net assets, at value	$ 584,172,916
Net Assets
Net assets consist of: Undistributed net investment income	5,091,579
Net unrealized appreciation (depreciation) on: Investments	(14,942,979)
Futures	867,690
Foreign currency related transactions	(797,854)
Accumulated net realized gain (loss)	(12,789,840)
Paid-in capital	606,744,320
Net assets, at value	$ 584,172,916

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($93,198,784 ÷ 9,575,369 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.73
Maximum offering price per share (100 ÷ 97.25 of $9.73)	$ 10.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($117,402,699 ÷ 12,066,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.73
Investment Class Net Asset Value, offering and redemption price(a) per share ($373,571,433 ÷ 38,353,220 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.74

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006(a) (Unaudited)
Investment Income
Income: Income allocated from the Scudder Limited-Duration Plus Portfolio: Interest	$ 9,526,182
Expenses allocated from the Portfolio (b)	(1,043,798)
Net investment income (loss) allocated from the Scudder Limited-Duration Plus Portfolio	8,482,384
Interest	5,104,215
Interest — Cash Management QP Trust	473,393
Total Income	14,059,992
Expenses: Investment advisory fee	896,039
Custodian fee	10,856
Distribution service fees	1,178,052
Auditing	16,254
Legal	23,889
Trustees' fees and expenses	8,842
Reports to shareholders	46,781
Registration fees	30,807
Administrator service fee	1,202,474
Other	20,888
Total expenses before expense reductions	3,434,882
Expense reductions	(1,119,157)
Total expenses after expense reductions	2,315,725
Net investment income	11,744,267

(a) On January 13, 2006, the Scudder Limited-Duration Plus Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS Short Duration Plus Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

(b) For the period from October 1, 2005 through January 13, 2006, the Advisor of the Scudder Limited-Duration Plus Portfolio waived/reimbursed fees in the amount of $625,126, all of which was allocated to the Fund on a pro-rated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006(a) (Unaudited) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the Scudder Limited-Duration Plus Portfolio from: Investments	(2,152,624)
Futures	1,951,170
Foreign currency related transactions	206,059
Net realized gain (loss) from: Investments	(1,606,784)
Futures	(908,366)
Foreign currency related transactions	2,864,947
354,402
Net unrealized appreciation/depreciation during the period allocated from the Scudder Limited-Duration Plus Portfolio on: Investments*	9,855
Futures*	(2,086,129)
Foreign currency related transactions*	(1,344,201)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,996,710)
Futures	2,953,819
Foreign currency related transactions	546,347
(2,917,019)
Net gain (loss) on investment transactions	(2,562,617)
Net increase (decrease) in net assets resulting from operations	$ 9,181,650

(a) On January 13, 2006, the Scudder Limited-Duration Plus Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS Short Duration Plus Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

* Excludes unrealized appreciation of $862,527 resulting from the dissolution of the master-feeder structure.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006(a) (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income	$ 11,744,267	$ 32,912,520
Net realized gain (loss) on investment transactions	354,402	38,841,625
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	(2,917,019)	(44,355,886)
Net unrealized appreciation (depreciation) during the period on Wrapper Agreements	—	38,806,098
Net increase (decrease) in net assets resulting from operations	9,181,650	66,204,357
Distributions to shareholders: Net investment income: Class A	(2,263,952)	(5,259,777)
Class C	(2,320,147)	(4,644,707)
Investment Class	(9,532,330)	(24,791,808)
Net realized gains: Class A	(1,311,345)	(3,909,163)
Class C	(1,560,066)	(4,349,176)
Investment Class	(5,547,753)	(17,923,813)
Fund share transactions: Proceeds from shares sold	42,042,988	182,153,586
Reinvestment of distributions	20,768,765	54,943,576
Cost of shares redeemed	(241,212,561)	(1,595,163,125)
Redemption fees	3,071	4,973
Net increase (decrease) in net assets from Fund share transactions	(178,397,737)	(1,358,060,990)
Increase (decrease) in net assets	(191,751,680)	(1,352,735,077)
Net assets at beginning of period	775,924,596	2,128,659,673
Net assets at end of period (includes undistributed net investment income of $5,091,579 and $7,463,741, respectively)	$ 584,172,916	$ 775,924,596

(a) On January 13, 2006, the Scudder Limited-Duration Plus Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS Short Duration Plus Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005[b]	2004	2003[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[d]	.18	.33	.38	.32
Net realized and unrealized gain (loss) on investment transactions	(.06)	.19[e]	(.00)***	(.01)
Total from investment operations	.12	.52	.38	.31
Less distributions from: Net investment income	(.20)	(.34)	(.38)	(.31)
Net realized gain on investment transactions	(.12)	(.25)	(.16)	(.04)
Reverse stock split[f]	—	—	.16	.04
Total distributions	(.32)	(.59)	(.38)	(.31)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.73	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[g,h]	1.24**	5.24	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	119	288	250
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.39*	1.45	1.50	1.51*
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	.86*	.95	1.25	1.25*
Ratio of net investment income (%)	3.53*	3.21	3.86	3.79*
Portfolio turnover rate	122i*	298	120	244

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[c] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.

[d] Based on average share outstanding during the period.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[f] See Note E in Notes to Financial Statements.

[g] Total return does not reflect the effect of any sales charges.

[h] Total return would have been lower had certain expenses not been reduced.

[i] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005[b]	2004	2003[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[d]	.15	.26	.31	.20
Net realized and unrealized gain (loss) on investment transactions	(.06)	.19[e]	(.00)***	(.01)
Total from investment operations	.09	.45	.31	.19
Less distributions from: Net investment income	(.17)	(.27)	(.31)	(.19)
Net realized gain on investment transactions	(.12)	(.25)	(.16)	—
Reverse stock split[f]	—	—	.16	—
Total distributions	(.29)	(.52)	(.31)	(.19)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.73	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[g,h]	1.04**	4.47	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	139	257	222
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	2.14*	2.19	2.25	2.26*
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.48*	1.57	2.00	2.00*
Ratio of net investment income (%)	2.91*	2.59	3.11	3.06*
Portfolio turnover rate	122i*	298	120	244

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[c] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.

[d] Based on average share outstanding during the period.

[e] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[f] See Note E in Notes to Financial Statements.

[g] Total return does not reflect the effect of sales charges.

[h] Total return would have been lower had certain expenses not been reduced.

[i] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

* Annualized ** Not annualized *** Amount is less than $.005.

Investment Class Years Ended September 30,	2006[a]	2005[b]	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.18	.33	.40	.42	.52	.62
Net realized and unrealized gain (loss) on investment transactions	(.05)	.19[d]	(.00)***	(.01)	—	—
Total from investment operations	.13	.52	.40	.41	.52	.62
Less distributions from: Net investment income	(.20)	(.34)	(.40)	(.41)	(.52)	(.62)
Net realized gain on investment transactions	(.12)	(.25)	(.16)	(.04)	—	—
Reverse stock split[e]	—	—	.16	.04	—	—
Total distributions	(.32)	(.59)	(.40)	(.41)	(.52)	(.62)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 9.74	$ 9.93	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[f]	1.34**	5.28	4.12	4.13	5.33	6.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	374	518	1,584	1,513	573	10
Ratio of expenses before expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	1.32*	1.38	1.50	1.50	1.57	3.00
Ratio of expenses after expense reductions, including expenses allocated from Scudder Limited-Duration Plus Portfolio (%)	.86*	.90	1.00	1.00	1.00	1.00
Ratio of net investment income (%)	3.53*	3.26	4.11	4.13	4.86	5.84
Portfolio turnover rate	122g*	298	120	244	62	13

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.

[c] Based on average share outstanding during the period.

[d] Because of the timing of subscriptions and redemptions in relation to fluctuating market values, the amount shown may not agree with the changes in aggregate gains and losses.

[e] See Note E in Notes to Financial Statements.

[f] Total return would have been lower had certain expenses not been reduced.

[g] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed (see Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.

* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short Duration Plus Fund (formerly Scudder Limited-Duration Plus Fund, and formerly Scudder PreservationPlus Income Fund) (the "Fund") is a diversified series of the DWS Advisor Funds (formerly Scudder Advisor Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 8, 2005, the Board of Directors approved dissolving the DWS Short Duration Plus Fund master-feeder structure, and converting the Fund to a stand-alone fund. On January 13, 2006, the Fund received net assets with a value of $683,687,277 which included net unrealized depreciation of $14,753,196 from the Scudder Limited-Duration Plus Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,134,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 (the expiration date), whichever occurs first.

In addition, from November 1, 2004 through September 30, 2005, the Fund incurred approximately $1,503,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2006.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations, including the purchases and sales of securities as a stand-alone fund and the Limited-Duration Plus Portfolio) aggregated $170,348,250 and $328,766,987, respectively. Purchases and sales of US Treasury obligations aggregated $231,785,394 and $252,031,491, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fee payable under the Investment Advisory Agreement is equal to an annualized rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective November 17, 2004 through May 31, 2006, the Advisor and Administrator have contractually agreed to waive their fees for certain class specific expenses and reimburse expenses of the Fund to the extent necessary to maintain the annual expenses of each class as follows: Class A shares at 0.86%, Class C shares at 1.48% and Investment Class shares at 0.86%, including expenses allocated from the Portfolio.

For the period from October 1, 2005 through January 13, 2006, the Investment Advisory Fee charged to the Portfolio was $1,517,873 of which $625,126 was waived, which was equivalent to an annualized effective rate of 0.41%.

For the period from January 14, 2006 through March 31, 2006, the Investment Advisory Fee charged to the DWS Short Duration Plus Fund was $896,039, which was equivalent to an annualized effective rate of 0.70%.

Administrator Service Fee.. ICCC serves as Administrator and received a fee (the "Administrator Service Fee") for the period from October 1, 2005 through January 13, 2006, of 0.35% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from October 1, 2005 through January 13, 2006, the Administrative Service Fee was $756,435, of which $7,572 was waived.

Effective January 14, 2006, the Fee was changed to 0.34%, 0.35% and 0.35% for Class A, Class C and Investment Class, respectively, computed and accrued daily and payable monthly. For the period from January 14, 2006 through March 31, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2006	Annualized Effective Rate
Class A	$ 67,313	$ 58,106	$ —	.04%
Class C	87,180	77,217	—	.04%
Investment Class	291,546	252,130	—	.05%
	$ 446,039	$ 387,453	$ —

ICCC served as Administrator for the Scudder Limited-Duration Plus Portfolio for the period from October 1, 2005 through January 13, 2006 and received a fee of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from October 1, 2005 to January 13, 2006, the Administrator Service Fee was $108,420.

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, for which it is compensated through the Administrator Service Fee Agreement. Pursuant to a sub-transfer agency agreement between DWS SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the Administrative Service fee it receives from the Fund. ICCC compensates DWS-SISC out of the Administrator Service fee it receives from the Fund.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor and Administrator, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to this agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 133,497	$ 124,550	$ 7,041
Class C	483,022	72,760	72,833
	$ 616,519	$ 197,310	$ 79,874

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for Class C and Investment Class shares. ICCC in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at March 31, 2006	Annualized Effective Rate
Class C	$ 154,143	$ 154,143	$ —	.00%
Investment Class	407,390	369,600	37,790.02%
	$ 561,533	$ 523,743	$ 37,790

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006 aggregated $5,382.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1.00% of the value of the shares redeemed for Class C. For the six months ended March 31, 2006, the CDSC for Class C shares aggregated $43. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,200, of which $9,120 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by DeIM. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay DeIM a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended March 31, 2006, the custodian fee was reduced by $3,079 for custodian credits earned.

E. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Forward Foreign Currency Commitments

As of March 31, 2006, the Fund has following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
AUD	2,993,000	USD	2,203,776	6/21/2006	63,859
CAD	5,532,000	USD	4,801,291	6/21/2006	53,458
GBP	2,316,000	USD	4,063,607	6/21/2006	35,571
JPY	3,312,559,000	USD	28,530,226	6/21/2006	69,554
NZD	7,575,000	USD	4,881,103	6/21/2006	244,068
Total net unrealized appreciation					466,510
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	15,354,320	AUD	20,911,000	6/21/2006	(403,498)
USD	33,456,252	CAD	38,650,000	6/21/2006	(284,927)
USD	4,280,128	CHF	5,473,000	6/21/2006	(45,646)
CHF	38,239,000	USD	29,422,537	6/21/2006	(163,129)
USD	2,693,923	EUR	2,206,000	6/21/2006	(7,217)
EUR	15,413,000	USD	18,475,563	6/21/2006	(296,063)
USD	28,162,707	GBP	16,181,000	6/21/2006	(20,372)
NZD	1,084,000	USD	690,194	6/21/2006	(26,623)
Total net unrealized depreciation					(1,247,475)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR EURO GBP British Pound JPY Japanese Yen NZD New Zealand Dollar USD US Dollar

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,226,531	$ 12,056,317	3,676,622	$ 36,777,177
Class C	563,049	5,520,635	1,230,968	12,504,092
Investment Class	2,487,121	24,466,036	13,121,936	132,872,317
		$ 42,042,988		$ 182,153,586
Shares issued to shareholders in reinvestment of distributions
Class A	318,156	$ 3,119,043	765,327	$ 7,672,546
Class C	360,959	3,537,500	801,745	8,037,947
Investment Class	1,438,322	14,112,222	3,911,554	39,233,083
		$ 20,768,765		$ 54,943,576
Shares redeemed
Class A	(3,960,578)	$ (38,942,592)	(21,225,517)	$ (213,309,424)
Class C	(2,829,880)	(27,838,233)	(13,726,440)	(138,045,730)
Investment Class	(17,732,416)	(174,431,736)	(123,271,295)	(1,243,807,971)
		$ (241,212,561)		$ (1,595,163,125)
Redemption fees		$ 3,071		$ 4,973
Net increase (decrease)
Class A	(2,415,891)	$ (23,767,217)	(16,783,568)	$ (168,858,414)
Class C	(1,905,872)	(18,780,096)	(11,693,727)	(117,503,619)
Investment Class	(13,806,973)	(135,850,424)	(106,237,805)	(1,071,698,957)
		$ (178,397,737)		$ (1,358,060,990)

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, C and Investment Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Investment Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX
CUSIP Number	23336Y 748	23336Y 730	23336Y 755
Fund Number	418	718	822

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006